Subsequent Event	12 Months Ended
Dec. 31, 2013
Subsequent Event
(31)	SUBSEQUENT EVENT

(a)	Provisional Liquidation

Due to cash flow constraint, the Group was not able to repay the Preferred Shares of US$388 million upon notification of redemption by the holders of the Preferred Shares and the Senior Notes upon maturity in February 2014. On February 27, 2014, the Cayman court, appointed the JPLs to place the Company into provisional liquidation, pursuant to a winding-up petition the Company filed with the Cayman Court on February 21, 2014 on grounds of insolvency in anticipation of its inability to honor its payment obligations under the Senior Notes and the Preferred Shares.

The Company was placed into provisional liquidation under the laws of the Cayman Islands. The JPLs were appointed by the Cayman court for the purpose of facilitating the presentation of a compromise or arrangement to certain offshore creditors, including the formulation and implementation of the scheme of arrangement in the Cayman Islands relating to LDK Solar and LDK SCT with their classes of scheme creditors (including the Preferred Shares and Senior Notes), the formulation and implementation of the scheme of arrangement in Hong Kong relating to LDK Solar, LDK SCT and LDK Silicon Hong Kong with their classes of scheme creditors, a filing by the Group’s U.S. subsidiary guarantors of Group’s Senior Notes of voluntary petitions under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court, and a petition under Chapter 15 of the U.S. Bankruptcy Code for recognition of the compromise and arrangement of the Cayman Islands scheme of arrangement.

In October 2014, scheme creditors of each class affirmatively voted for the Group’s scheme of arrangement in the Cayman Islands relating to LDK Solar and LDK SCT; scheme creditors of each class also affirmatively voted for the scheme of arrangement in Hong Kong relating to LDK Solar, LDK SCT and LDK Silicon Hong Kong; holder of the Group’s Senior Notes affirmatively voted for the prepackaged plan of reorganization proposed by the Group’s U.S. subsidiary guarantors of the Group’s Senior Notes; and the U.S. Bankruptcy Court granted customary relief sought by the Group’s U.S. subsidiary guarantors pursuant to their voluntary petitions under Chapter 11 of the U.S. Bankruptcy Code.

The Group’s offshore restructuring is still subject to (a) the sanction by the Cayman court of the scheme of arrangement in the Cayman Islands relating to LDK Solar and LDK SCT, (b) the sanction by the Hong Kong court of the scheme of arrangement in Hong Kong relating to LDK Solar, LDK SCT and LDK Silicon Hong Kong, (c) the U.S. Bankruptcy Court confirmation of the prepackaged plan and Chapter 15 recognition of the Cayman Islands scheme of arrangement, and (d) the performance of other conditions as to their effectiveness.

(b)	NYSE Delisting

The NYSE Regulation, Inc. Board of Directors’ Committee for Review affirmed on September 22, 2014 the delisting decision of the staff of the NYSE Regulation, Inc. with respect to the Company’s ADSs formerly listed on the NYSE. The decision by the NYSE committee followed a review of submissions made by the Group as well as a hearing on September 9, 2014 attended by the Group and its advisors. The Company’s ADSs are currently quoted on the OTC Pink Limited Information initially under the symbol “LDKSY” and under the symbol “LDKYQ” since October 30, 2014.

(c)	Sunways Insolvency

On March 21, 2014, Sunways filed for preliminary insolvency proceedings in Germany. On April 28, 2014, Sunways entered into formal insolvency proceedings.

(d)	SPI Ownership Dilution

SPI has, from time to time since the Group’s acquisition of 71% of its equity in March 2011, allotted and issued new shares to investors. As of November 5, 2014, the Group’s ownership in SPI has been diluted to approximately 28%.